UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (date of earliest event reported): November 29, 2004


                                   CNS, Inc.
                          ---------------------------
            (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                          ---------------------------
                (State Or Other Jurisdiction Of Incorporation)

          0-16612                                       41-1580270
----------------------------                ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

      7615 Smetana Lane
      Eden Prairie, MN                                     55344
----------------------------------------                ----------
(Address Of Principal Executive Offices)                (Zip Code)



                                (952) 229-1500
                          ---------------------------
              Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 through 7 and 9 are not applicable and therefore omitted.

ITEM 8.01  OTHER EVENTS.
------------------------

     On February 18, 2004, CNS, Inc. (the "Company"), together with Creative Integration & Design, Inc., sued Silver Eagle Labs, Inc. ("Silver Eagle") in the United States District Court for the District of Minnesota for infringement of two nasal dilator patents owned by Creative Integration & Design, Inc. and exclusively licensed to the Company. The two patents at issue are U.S. Patent No. 6,318,362 (the " '362 Patent") and U.S. Patent No. 3,533,503 (the " '503
Patent"). The suit seeks injunctive relief, damages, enhanced damages for willful infringement, attorneys' fees and costs. Silver Eagle has counterclaimed for a declaration that the '362 Patent and '503 Patent are invalid and not infringed and asks for its attorneys' fees and costs.

     On November 24, 2004, the Company announced that the U.S. Patent and Trademark Office will reexamine the '362 Patent and the '503 Patent. In response to this action by the U.S. Patent and Trademark Office, on November 29, 2004, the Court issued an order staying the Company's suit against Silver Eagle pending the reexamination. The Company believes that when the '362 and '503 Patents emerge from reexamination, the Company will maintain significant patent protection under those patents and will recommence enforcement of those patents in the litigation described above. The Company maintains patent protection for its nasal dilator products under other United States and foreign patents and will continue to vigorously enforce all of its intellectual property.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CNS, INC.

                                          By:  /s/ Marti Morfitt
                                              ----------------------------------
                                          Marti Morfitt
                                          President and Chief Executive Officer

Date:   November 30, 2004